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                                 Cortech, Inc.
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                      Asset Value Fund Limited Partnership
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Vol. 1 No. 3                                                                                                        August 28, 1998
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                                                          THE ASSET VALUE
                                                               NEWS
                                                   All the News You Need to Vote
-----------------------------------------------------------------------------------------------------------------------------------

                                                   FINGERHUT FORECASTS THE FUTURE:
                                                             MORE LOSSES!

Fingerhut Plan:  Lose More                   Yada, Yada, Yada                                SCIENCE AND MAKING MONEY
Money; 3,000,000 More Reasons                                                                IS NOT AN OXYMORON
to Vote For Asset Value                      Fingerhut rambles on and on about the
                                             value of Cortech's technology, in our           Management has not denied that Pure
Last year, management said its               view, to avoid the real issue which is          World, operated by the Koethers, is a
downsizing would reduce Cortech's            his record of mismanagement.                    science based company which is
annual losses below $1,000,000.                                                              making lots of money for its
Losses this year annualized are 5            In this contest you are not voting for or       stockholders.  A dollar invested in
times management's prediction.  Now          against the Cortech technology.  We are         Pure World five years ago would now
Fingerhut says that he has a new, in         the largest stockholders of Cortech.            be worth over $6.  By comparison,
his words, "viable and prudent" plan,        Why would we throw away potential               that same dollar invested in Cortech
to deliver value.  If the past becomes       value for its science?                          is now worth less than $0.03.  The
the future, the only thing we believe                                                        Koethers with Pure World have
you can be sure of is that Fingerhut         In our view, Fingerhut's claims about           demonstrated that science and making
will deliver more losses.  In his case,      the imminent value of the Cortech               money need not be an oxymoron.
words speak as loud as actions.  Even        technology flies in the face of repre-                    FOR ONCE WE AGREE
he admits that his new plan at best          sentations made to the stockholders             Management says it now all comes
calls for more cash losses of                when he pushed for the BioStar deal             down to one question:
$2,000,000 to $3,000,000 over two            only last February.  If Fingerhut                 Who do you want to lead your
years reducing cash to only $9               believed that this technology would be          company?
million.  Is this what he calls prudent      realized within two years, for an               We think the answer is clear.
and viable?                                  additional $2,000,000 to $3,000,000               Vote for Asset Value's Nominees!
  Time and Money are Running Out             then why was he willing to sell out to          Asset Value's nominees, as
Fingerhut has lost over $87,000,000          BioStar so cheap?                               management itself agrees, have
on his plans to develop Cortech's            WE ASK MR. FINGERHUT:                           diverse experience, a finance
technology.  As he points out "Along         WHICH IS TRUE?                                  professor; a C.P.A.; a natural products
the way, three major pharmaceutical          WHAT YOU SAID THEN OR                           executive; and yes even Mark Jaindl,
companies put up their money in              WHAT YOU SAY NOW?                               a bank president, whose family owns
support of our ideas and plans."                                                             one of America's largest integrated
Precisely!  And where are these three        ----------------------------------              turkey enterprises.  You can make fun
companies now, Mr. Fingerhut?                                                                of Mark Jaindl, Mr. Fingerhut, but at
-------------------------------                                                              least he knows a turkey when he sees
CONTENTS:                                    VOTE FOR CHANGE                                 one.
Fingerhut Plan:  Lose More
  Money ......................1              VOTE FOR ASSET VALUE                            --------------------------------------
Science and Making Money is
  Not an Oxymoron.............1              VOTE THE GREEN BALLOT                           VOTE THE GREEN BALLOT


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                              TIME IS RUNNING OUT!

                      A PICTURE IS WORTH A THOUSAND WORDS
                      -----------------------------------

                                 COMPARISON OF
                CORTECH'S STOCK PERFORMANCE (NASDAQ SYMBOL-CRTQ)
                                       TO
                  THE NASDAQ BIOTECHNOLOGY INDEX (IXBT) AND THE
                AMERICAN STOCK EXCHANGE BIOTECHNOLOGY INDEX (BTK)


                                [GRAPH THE ABOVE]

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               Cortech         IXBT        BTK
               ------          -----      ------
1993          $18.25          197.88      115.78

1994           14.25          161.40       82.06

1995            3.65625       304.30      133.77

1996            3.8125        314.48      144.56

1997            2.03125       304.89      163.28

7/17/1998        .50          335.15      144.16

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                             NOT A PRETTY PICTURE!



                                  SAVE CORTECH

                         SEND IN THE GREEN PROXY BALLOT

                         VOTE YES TO INCREASE THE BOARD

                    VOTE FOR ALL OF ASSET VALUE'S NOMINEES!


                                    IMPORTANT

     If your shares are held in "Street Name" only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct them to execute a GREEN PROXY BALLOT as soon as possible.

     If you have any questions or need further assistance in voting, please call John W. Galuchie, Jr., of Asset Value Fund Limited Partnership collect at (908) 234-1881, or our proxy solicitor:

                           BEACON HILL PARTNERS, INC.
                                 90 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                 (800) 253-3814